CAPITAL MANAGEMENT INVESTMENT TRUST

                          SUPPLEMENT Dated May 23, 2000

                                     For the
                         Capital Management Mid-Cap Fund
                                     and the
                        Capital Management Small-Cap Fund




The Special Meeting ("Meeting") of Shareholders of the Investor Shares of the Capital Management Mid-Cap and Small-Cap Funds ("Funds"), which was scheduled for April 27, 2000, has been adjourned. The purpose of the Meeting was to approve an Amended and Restated Plan of Distribution ("Plan") and the reimbursement of Rule 12b-1 related expenses that have accrued during the time that the Plan was not in effect. The Meeting shall reconvene on June 29, 2000.













          Investors Should Retain This Supplement for Future Reference
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